                           INNOVASIVE DEVICES, INC.

                              Amendment No. 1 to
                     Amended and Restated Rights Agreement


     This Amendment No. 1 to the Amended and Restated Rights Agreement (the "Agreement") dated October 17, 1995 by and among Innovasive Devices, Inc. (the "Company"), the persons listed on the signature page thereof as Founders (the "Founders"), the holders of the Company's outstanding Series A Preferred Stock (the "Series A Holders") and the holders of the Company's outstanding Series B Preferred Stock (the "Series B Holders," and collectively with the Founders and Series A Holders, the "Holders"), is made as of April 23, 1996, by the Company, the holders of a majority of the shares of Common Stock of the Company into which the Series A Preferred Stock may be converted, the holders of a majority of the shares of Common Stock of the Company into which the Series B Preferred Stock may be converted and the holders of a majority of the shares of Common Stock held by the Founders, pursuant to Section 15.8 of the Agreement.

     Sections 10(a)(viii), 10(d) and 14 of the Agreement are hereby amended to replace "$4.95" with "$4.00."

     This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Rights Agreement as of April 23, 1996.

                                         INNOVASIVE DEVICES, INC.


                                         By: /s/ Richard D. Randall
                                            ------------------------------------

                                         Title:  President and CEO
                                               ---------------------------------


HOLDERS:

COLLAGEN CORPORATION                     DELPHI VENTURES II, L.P.
                                         By:  Delphi Management Partner II, L.P.
                                              General Partner


By: /s/ Howard Palefsky
   ------------------------------
                                         By: /s/ David L. Douglass
Title: Chairman and CEO                     ------------------------------------
      ---------------------------
                                         Title: General Partner
                                               ---------------------------------

DELPHI INVESTMENTS II, L.P.
BY: Delphi Management Partners II, L.P.
    General Partner

By: /s/ David L. Douglass
   -----------------------------------------

Title: General Partner
      --------------------------------------

INTERWEST PARTNERS V
By: InterWest Management Partners V
    General Partner


By: /s/ Robert Momsen
   -----------------------------------------

Title: General Partner
      --------------------------------------

PIPER JAFFRAY HEALTHCARE CAPITAL
LIMITED PARTNERSHIP (SBIC)
By: Piper Ventures Management IV
    Limited Partnership, its General Partner

By: /s/ Buzz Benson
   -----------------------------------------

Title: General Director
      --------------------------------------


INTERWEST INVESTORS V

By: /s/ Robert Momsen
   -----------------------------------------

Title: General Partner
      --------------------------------------


NEW ENTERPRISE ASSOCIATES VI,
LIMITED PARTNERSHIP
By: NEA Partners VI, Limited Partnership
     General Partner

By: /s/ Thomas C. McConnell
   -----------------------------------------

Title: General Partner
      --------------------------------------

ROBERT REID, INC.

By:
    ----------------------------------------
Title:
       -------------------------------------

FOUNDERS:


/s/ James E. Nicholson
- --------------------------------------------
James E. Nicholson


/s/ Rickey D. Hart
- --------------------------------------------
Rickey D. Hart


/s/ S. Richard Penni
- --------------------------------------------
S. Richard Penni


/s/ O. Leonard Darling
- --------------------------------------------
O. Leonard Darling


/s/ James V. Barrile
- --------------------------------------------
James V. Barrile


/s/ Daniel E. Penni
- --------------------------------------------
Daniel E. Penni


/s/ John R. Beaver
- --------------------------------------------
John R. Beaver


____________________________________________
Charles H. Nicholson, III

/s/ L. Robert Johnson
- --------------------------------------------
L. Robert Johnson


/s/ Steven R. Schuh
- --------------------------------------------
Steven R. Schuh


- --------------------------------------------
William F. Shea

ADDITIONAL HOLDERS
(From Second Closing):


/s/ Ronald K. Alcott
- --------------------------------------------
Ronald K. Alcott


/s/ Michael W. Bowman, MD
- --------------------------------------------
Michael W. Bowman, MD



Brown Technology Associatees Limited
Partnership


By: /s/ Bruns Grayson
   -----------------------------------------

Title: General Partner
      --------------------------------------


/s/ June J. Garrett
- --------------------------------------------
June J. Garrett







/s/ Robert S. Heidt, Jr., MD
- --------------------------------------------
Robert S. Heidt, Jr., MD


/s/ Lawrence J. Lemak, MD
- --------------------------------------------
Lawrence J. Lemak, MD


/s/ James R. Andrews, MD
- --------------------------------------------
James R. Andrews, MD


/s/ James P. Bradley, MD
- --------------------------------------------
James P. Bradley, MD


/s/ David W. Ellis
- --------------------------------------------
David W. Ellis


/s/ David W. Hang, MD
- --------------------------------------------
David W. Hang, MD


/s/ Yi-Shiong Hang, MD
- --------------------------------------------
Yi-Shiong Hang, MD


Richard B. Hawkins, MD, PC Profit
Sharing Plan & Trust


By: /s/ Richard B. Hawkins
   -----------------------------------------

Title: President
      --------------------------------------



- --------------------------------------------
Ron J. Johnson


/s/ Ko Yen Lin
- --------------------------------------------
Ko Yen Lin

- --------------------------------------------
Stephen H. Liu, MD


- --------------------------------------------
Yukiyo Matsumura


/s/ John C. Richnond, MD
- --------------------------------------------
John C. Richmond, MD


/s/ Jon B. Tucker, MD
- --------------------------------------------
Jon B. Tucker, MD


/s/ Andrew Z. Lemnios
- --------------------------------------------
Andrew Z. Lemios


/s/ Benson R. McLendon, Jr.
- --------------------------------------------
Benson R. McLendon, Jr.


- --------------------------------------------
Mehrdad M. Malek, MD


/s/ Richard D. Randall
- --------------------------------------------
Richard D. Randall


/s/ Donald J. Rose, MD
- --------------------------------------------
Donald J. Rose, MD


/s/ Eric Verploeg, MD
- --------------------------------------------
Eric Verploeg, MD


/s/ Lanier Johnson
- --------------------------------------------
Lanier Johnson


/s/ Richard J. Cleveland, MD
- --------------------------------------------
Richard J. Cleveland, MD